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                      Supplement dated September 28, 1998
                        to the following prospectuses:

               Flag Investors Real Estate Securities Fund, Inc.
                   (Class A and Class B) dated May 1, 1998
               Flag Investors Real Estate Securities Fund, Inc.
                   (Institutional Class) dated May 1, 1998

         The Prospectuses for Flag Investors Real Estate Securities Fund, Inc. (the "Fund") are hereby supplemented to reflect the addition of James A. Ulmer III as a portfolio manager. Mr. Ulmer will share portfolio management responsibilities with Messrs. William K. Morrill, Jr. and Keith R. Pauley. Accordingly, the section entitled "INVESTMENT ADVISOR AND SUB-ADVISOR - Portfolio Managers" is replaced with the following:

                  William K. Morrill, Jr., the Fund's President, and Keith R. Pauley, the Fund's Executive Vice President, have shared primary responsibility for managing the Fund's assets from its inception. As of September 28, 1998, they will share those responsibilities with James A. Ulmer III, a Vice President of the Fund.

                  Mr. Morrill, Managing Director of ABKB/LaSalle, has nearly 18 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

                  Mr. Pauley, Senior Vice President of ABKB/LaSalle, has over 12 years of investment experience and has been a portfolio manager with ABKB/LaSalle or its predecessors since 1986.

                  Mr. Ulmer, a Principal of ABKB/LaSalle, has over 30 years of experience in real estate and REIT investment, development and investment banking. Prior to joining ABKB/LaSalle in April of 1997, Mr. Ulmer was a portfolio analyst and strategist for AIRES Real Estate Services from 1993 to 1997. Prior to 1993, Mr. Ulmer was President of the Parkway Companies, owners and developers of office and industrial properties, and a bank and real estate securities analyst for T. Rowe Price Associates.